GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R, and Class R6 Shares (as applicable) of the

Goldman Sachs Bond Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Strategic Income Fund

(the “Funds”)

Supplement dated October 25, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2022, as supplemented to date

Effective immediately, Ron Arons will begin serving as portfolio manager for the Funds. Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

The following replaces in their entirety the “Portfolio Manager” subsections under the “Goldman Sachs Bond Fund—Summary—Portfolio Management,” “Goldman Sachs Core Fixed Income Fund—Summary—Portfolio Management,” and “Goldman Sachs Strategic Income Fund—Summary—Portfolio Management” sections of the Funds’ Prospectuses, as well as under the “Portfolio Management” section of each Fund’s Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, has managed the Fund since 2019; and Ron Arons, Managing Director, has managed the Fund since October 2022.

The following replaces in its entirety the second and third to last rows in the table in the “Fixed Income Portfolio Management Team” subsection under the “Service Providers—Fund Managers” section of the Funds’ Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ashish Shah Managing Director, Chief Investment Officer of Public Investing	Portfolio Manager— Bond Core Fixed Income Income Strategic Income	Since 2019 2019 2019 2019	Mr. Shah is Chief Investment Officer of Public Investing and Head of the Cross-Sector Strategy within Fixed Income. Mr. Shah joined the Investment Adviser in 2018. Mr. Shah was previously at AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed Income and Chief Investment Officer of Global Credit.
Ron Arons Managing Director	Portfolio Manager— Bond Core Fixed Income Income Strategic Income	Since 2022 2022 2019 2022	Mr. Arons joined the Investment Adviser as a fixed income portfolio manager in 2010.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MSFI124TBDSTK 10-22